WALTHAUSEN FUNDS Walthausen Small Cap Value Fund (WSCVX)

Supplement dated January 2, 2018 to the Prospectus dated June 1, 2017

     Effective immediately the second paragraph under the heading Management on page 3 of Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager
John B. Walthausen has managed the Fund since its inception in February 2008.

     Additionally, first paragraph under the heading The Investment Advisor on page 7 of Prospectus is deleted in its entirety and replaced with the following:

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, NY 12020, is the investment advisor of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Fund’s Board of Trustees. The Fund’s investment portfolio is managed on a day-to-day basis by John B. Walthausen. Mr. Walthausen founded the Advisor in 2007 and is a managing director of the Advisor. Mr. Walthausen has managed the Fund since its inception. Mr. Walthausen’s formal education includes a BA from Kenyon College and a MBA from New York University.

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This supplement and the Prospectus dated June 1, 2017 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Fund’s website at www.walthausenfunds.com.